UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 24, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 24, 2014, Cellectar Biosciences, Inc. (the “Company”) appointed Cameron Szakacs, Ph.D. as Vice President of Clinical Development, a newly created position. He will report directly to Simon Pedder, our President and CEO.

Dr. Szakacs’ experience in the pharmaceutical industry includes five years in clinical research at Hoffmann-La Roche where he worked on the development of monoclonal antibodies for the treatment of breast cancer and non-Hodgkin’s lymphoma. In addition, Dr. Szakacs was a project director at a clinical research organization overseeing oncology programs. He also designed and developed preclinical proof-of-concept studies for drug candidates across multiple therapeutic areas, including oncology, pain, HIV, GI and hemophilia, for Nektar Therapeutics. Dr. Szakacs was most recently senior director of drug development at Lundbeck North America following its acquisition of Chelsea Therapeutics International where he managed Chelsea’s drug development efforts and served as a senior member of the interdepartmental team that filed a successful New Drug Application, secured favorable recommendations from two FDA Advisory Committee meetings and achieved U.S. marketing approval for Northera, an orphan drug for the treatment of symptomatic neurogenic orthostatic hypotension. Dr. Szakacs also taught and conducted research at the University of Saskatchewan, where he received his Ph.D. in Clinical Pharmacology. Dr. Szakacs is 51 years old.

Dr. Szakacs will receive a base salary of $250,000 per year and was granted, as an inducement award, an option to purchase 50,000 shares of the Company’s common stock at an exercise price of $2.74 per share, vesting quarterly over three years. Dr. Szakacs will also receive reimbursement of certain expenses in connection with his temporary accommodation in, and relocation to, the Madison, Wisconsin area.

ITEM 7.01	REGULATION FD DISCLOSURE

On November 25, 2014, we issued a press release announcing the appointment of Dr. Szakacs. The press release is furnished as Exhibit 99.1 and is incorporated by reference in this Item.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title

99.1	Press Release dated November 25, 2014 entitled “Cellectar Biosciences Names Cameron Szakacs, Ph.D. Vice President of Clinical Development”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 25, 2014	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title

99.1	Press Release dated November 25, 2014 entitled “Cellectar Biosciences Names Cameron Szakacs, Ph.D. Vice President of Clinical Development”